Lease - Maturity analysis of sale and leaseback receivables (Details) - Dec. 31, 2019 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Lease
2020	¥ 67,135	$ 9,643
2021	2,184	314
Total future minimum payments receivables	69,319	9,957
Less: unearned income	(3,593)	(516)
Total sale and leaseback financing receivables	65,726	9,441
Amounts due within one year	64,686	9,291
Amounts due beyond one year	¥ 1,040	$ 150